Exhibit 99.1

NeoPhotonics Reports First Quarter 2022 Financial Results

•Revenue of $89.3 million represents 47% year-over-year growth over same quarter last year
•$54 million of revenue from products for 400G and above applications, representing over 70% year-over-year growth
•Now shipping production volume of 400ZR modules to Cloud and data center customers

SAN JOSE, Calif. — April 28, 2022 - NeoPhotonics Corporation (NYSE: NPTN), a leading developer of silicon photonics and advanced hybrid photonic integrated circuit-based lasers, modules and subsystems for bandwidth-intensive, high-speed communications networks, today announced financial results for its first quarter of 2022.

“Our business remains on a strong growth path with revenue of $89 million, 47% above the same quarter last year. Our 400G and above products grew more than 70% year-over-year, and now comprise 61% of total revenue, despite the impacts of semiconductor chip shortages. Moreover, we are now shipping production 400ZR coherent DCO module products to leading customers, and we have extended our product reach to higher speeds and to new applications, such as communications in low earth orbit satellites,” said Tim Jenks, Chairman and CEO of NeoPhotonics. “Looking forward, while we continue to see strong demand for our products, we also expect continuing challenges with IC chip supply shortages, which could materially impact our results near term.”

Mr. Jenks continued, “The Lumentum transaction, announced last November, remains on track having been approved by our shareholders and received antitrust clearance from US regulators. We believe Lumentum is an ideal partner to serve our customers on a larger scale and we look forward to securing regulatory approval in China and closing the transaction. Our 47% year on year revenue growth, non-GAAP operating profit and significant growth from western customers reflects our success in pivoting our business. We have overcome the loss of the majority of our revenue from our prior largest customer due to Department of Commerce restrictions, with growth from leading customers in high growth markets.”

Mr. Jenks concluded, “I would like to thank NeoPhotonics employees for their continued commitment, which over the years has built the Company’s strong technology leadership for high speed over distance applications and has resulted in the Company’s strong performance in the first quarter of 2022.”

First Quarter 2022 Summary

•Revenue of $89.3 million was up 47% year-over-year on growth in 400G and above capable products and up 11% quarter-over-quarter. Supply chain shortages negatively impacted revenue by approximately $10 million in the first quarter. While demand remains strong, we do not yet see supply chain constraints abating in 2022 and we expect revenue will vary based on chip supply.
•Gross margin was 30.6%, up 8.7 percentage points year-over-year on better utilization and up 5 percentage points from the prior quarter on a strong product mix.
•Non-GAAP gross margin was 31.2% up from 22.4% in the same quarter last year and 26.6% in the prior quarter. The first quarter increase in underutilization charges, per normal seasonal patterns, was more than offset by the improved product mix and lower purchase price variance compared to Q4’21.
•Operating expense was $30.1 million, up slightly from Q4’21. Increases in R&D were mostly offset by lower costs related to the acquisition.

Exhibit 99.1
•Non-GAAP operating expense of $25.0 million increased $1.7 million from Q4’21 on higher R&D and G&A.
•Operating income was a loss of $2.8 million, compared to a loss of $11.1 million in Q1’21 and a loss of $9.1 million in Q4’21, driven by the dramatic improvement in revenue and gross margin.
•Non-GAAP operating income was $2.8 million, compared to a loss of $7.8 million in Q1’21 and a loss of $1.8 million in the prior quarter.
•Net loss per share was $0.06, compared to net loss of $0.21 a year ago and a loss of $0.20 per share in the prior quarter.
•Non-GAAP net income per share was $0.04, compared to a Non-GAAP loss per share of $0.15 a year ago and a Non-GAAP net loss per share of $0.06 in the prior quarter.
•Adjusted EBITDA was $7.2 million, up from $2.3 million in the prior quarter.
•Included in our GAAP results is a $0.4 million write-down of our final Russia balances remaining from our sale of the Russia operations in 2019.
•As of March 31, 2022, cash and cash equivalents, short-term investments and restricted cash totaled $107 million, up approximately $1.0 million from Q4’21.

Non-GAAP results in the first quarter of 2022 exclude $2.6 million of stock-based compensation, $2.4 million of acquisition related charges and $0.7 million of asset impairment charges, facility shut down related costs, and other charges. A reconciliation of the non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release.

NeoPhotonics Product Milestone Achievements

•Products capable of use for 400G and above applications were 61% of revenue in Q1 2022
•Demonstrated our QSFP-DD and OSFP coherent modules interoperate with multiple vendors’ products in the OIF 400ZR Interoperability Demonstration at the Optical Fiber Communications Conference
•Introduced a radiation tolerant version of our Ultra-Pure Color Tunable Laser with enhanced flexible software to extend operating life in a radiation environment enabling use in Low Earth Orbit applications
•Announced sampling of Open ZR+ QSFP-DD small form-factor pluggable coherent modules for Metro-Regional applications designed to enhance performance in hyperscale data center and telecom networks
•Demonstrated Indium Phosphide components capable of 120 Gbaud operation supporting 800G applications within and between data centers (LR, ZR, and ZR+)
•Announced cumulative shipments of more than 1 million single and quad 53 Gbaud PAM4 Driver ICs for 100G DR1 and 400G [DR4 and FR4] hyperscale data center networks

Supply Chain Impacts

First quarter revenue was approximately $10 million lower than we project it would have been without supply chain constraints. Supply chain impacts in the quarter were primarily shortages of analog and power semiconductors. The Company expects such impacts to continue through 2022.

Non-GAAP and Adjusted EBITDA Measures vs. GAAP Financial Measures

The Company’s non-GAAP and Adjusted EBITDA measures exclude certain GAAP financial measures. A reconciliation of the non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release. These non-GAAP financial measures differ from GAAP measures with the same captions

Exhibit 99.1
and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. NeoPhotonics believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Conference Call

The Company will not be hosting a conference call regarding the Q1 2022 results.

About NeoPhotonics

NeoPhotonics is a leading developer and manufacturer of lasers and optoelectronic solutions that transmit, receive and switch high-speed digital optical signals for Cloud and hyper-scale data center internet content provider and telecom networks. The Company’s products enable cost-effective, high-speed over distance data transmission and efficient allocation of bandwidth in optical networks. NeoPhotonics maintains headquarters in San Jose, California and ISO 9001:2015 certified engineering and manufacturing facilities in Silicon Valley (USA), Japan and China. For additional information visit www.neophotonics.com.

Notice Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction, information related to the proposed transaction, and supply chain constraints. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) expectations regarding the timing, completion and expected benefits of the proposed transaction, and (ii) expected continued supply chain impacts, plans, objectives and intentions with respect to future operations, customers and the market. Expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the ability to secure additional regulatory approvals on the terms expected in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; the risk of litigation and/or regulatory actions related to the proposed transaction; disruptions and shortages in supply chains; potential impacts of the Covid-19 pandemic; changing supply and demand conditions in the industry; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in filings with the Securities and Exchange Commission, including reports filed on Form 10-K, 10-Q and 8-K and in other filings made by NeoPhotonics and Lumentum with the SEC from time to time and available at www.sec.gov. These forward looking statements are based on current expectations, and with regard to the proposed transaction, are based on Lumentum’s and NeoPhotonics’ current expectations, all of which are subject to change.

Exhibit 99.1

The parties undertake no obligation to update the information contained in this communication or any other forward-looking statement.

©2022 NeoPhotonics Corporation. All rights reserved. NeoPhotonics and the red dot logo are trademarks of NeoPhotonics Corporation. All other marks are the property of their respective owners.

Exhibit 99.1
NeoPhotonics Corporation
Condensed Consolidated Balance Sheets (Unaudited)
(In thousands)

	As of
	Mar. 31, 2022	Dec. 31, 2021

ASSETS
Current assets:
Cash and cash equivalents	$79,044	$77,833
Short-term investments	27,677	27,675
Restricted cash	87	87
Accounts receivable, net	63,838	55,324
Inventories	59,737	52,896
Prepaid expenses and other current assets	20,022	16,246
Total current assets	250,405	230,061
Property, plant and equipment, net	53,058	54,190
Operating lease right-of-use assets	12,694	13,201
Purchased intangible assets, net	839	844
Goodwill	1,115	1,115
Other long-term assets	6,123	6,156
Total assets	$324,234	$305,567

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$61,499	$58,125
Notes payable and short-term borrowing	—	14,914
Current portion of long-term debt	2,722	2,928
Accrued and other current liabilities	33,348	30,008
Total current liabilities	97,569	105,975
Long-term debt, net of current portion	24,880	25,753
Related party long-term debt	29,977	—
Operating lease liabilities, noncurrent	12,814	13,441
Other noncurrent liabilities	7,483	7,437
Total liabilities	172,723	152,606

Stockholders’ equity:
Common stock	133	133
Additional paid-in capital	612,946	610,085
Accumulated other comprehensive income	1,368	2,376
Accumulated deficit	(462,936)	(459,633)
Total stockholders’ equity	151,511	152,961
Total liabilities and stockholders’ equity	$324,234	$305,567

Exhibit 99.1
NeoPhotonics Corporation
Condensed Consolidated Statements of Operations (Unaudited)
(In thousands, except percentages and per share data)

	Three Months Ended
	Mar. 31, 2022	Dec. 31, 2021	Mar. 31, 2021
Revenue	$89,268	$80,612	$60,926
Cost of goods sold (1)	61,979	60,012	47,587
Gross profit	27,289	20,600	13,339
Gross margin	30.6%	25.6%	21.9%
Operating expenses:
Research and development (1)	15,098	14,103	13,098
Sales and marketing (1)	3,686	3,814	3,865
General and administrative (1) (2)	9,794	8,053	7,294
Acquisition and asset sale related costs	905	3,578	163
Restructuring charges	—	4	—
Asset impairment charges	413	—	—
Facility shut down related costs	300	—	—
Litigation settlements	49	240	—
Gain on asset sale	(114)	(58)	—
Total operating expenses	30,131	29,734	24,420
Loss from operations	(2,842)	(9,134)	(11,081)
Interest income	71	70	105
Interest expense	(355)	(315)	(227)
Other income (expense), net	395	(927)	1,143
Total interest and other income (expense), net	111	(1,172)	1,021
Loss before income taxes	(2,731)	(10,306)	(10,060)
Income tax provision	(572)	(429)	(632)
Net loss	$(3,303)	$(10,735)	$(10,692)
Basic net loss per share	$(0.06)	$(0.20)	$(0.21)
Diluted net loss per share	$(0.06)	$(0.20)	$(0.21)
Weighted average shares used to compute basic net loss per share	53,146	52,895	50,717
Weighted average shares used to compute diluted net loss per share	53,146	52,895	50,717

(1) Includes stock-based compensation expense as follows for the periods presented:
Cost of goods sold	$525	$493	$548
Research and development	774	794	862
Sales and marketing	385	380	554
General and administrative	931	1,515	1,313
Total stock-based compensation expense	$2,615	$3,182	$3,277

(2) Includes $1,451 retention costs related to the acquisition for the three months ended March 31, 2022.

Exhibit 99.1
NeoPhotonics Corporation
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)
(In thousands, except percentages and per share data)

	Three Months Ended
	Mar. 31, 2022	Dec. 31, 2021	Mar. 31, 2021
NON-GAAP GROSS PROFIT:
GAAP gross profit	$27,289	$20,600	$13,339
Stock-based compensation expense	525	493	548
Amortization of purchased intangible assets	8	154	185
Depreciation of acquisition-related fixed asset step-up	3	4	(6)
End-of-life related inventory write-down	—	—	(577)
Accelerated depreciation	—	174	174
Restructuring charges (recoveries)	(18)	58	—
Non-GAAP gross profit	$27,807	$21,483	$13,663
Non-GAAP gross margin as a % of revenue	31.2%	26.6%	22.4%

NON-GAAP TOTAL OPERATING EXPENSES:
GAAP total operating expenses	$30,131	$29,734	$24,420
Stock-based compensation expense	(2,090)	(2,689)	(2,729)
Depreciation of acquisition-related fixed asset step-up	(14)	(14)	(25)
Acquisition and asset sale related costs	(905)	(3,578)	(163)
Retention costs related to acquisition	(1,451)	—	—
Restructuring charges	—	(4)	—
Asset impairment charges	(413)	—	—
Facility shut down related costs	(300)	—	—
Litigation settlements	(49)	(240)	—
Gain on asset sale	114	58	—
Non-GAAP total operating expenses	$25,023	$23,267	$21,503
Non-GAAP total operating expenses as a % of revenue	28.0%	28.9%	35.3%

NON-GAAP OPERATING INCOME (LOSS):
GAAP loss from operations	$(2,842)	$(9,134)	$(11,081)
Stock-based compensation expense	2,615	3,182	3,277
Amortization of purchased intangible assets	8	154	185
Depreciation of acquisition-related fixed asset step-up	17	18	19
Acquisition and asset sale related costs	905	3,578	163
Retention costs related to acquisition	1,451	—	—
End-of-life related inventory write-down	—	—	(577)
Accelerated depreciation	—	174	174
Restructuring charges (recoveries)	(18)	62	—
Asset impairment charges	413	—	—
Facility shut down related costs	300	—	—
Litigation settlement	49	240	—
Gain on asset sale	(114)	(58)	—
Non-GAAP income (loss) from operations	$2,784	$(1,784)	$(7,840)
Non-GAAP operating margin as a % of revenue	3.1%	(2.2)%	(12.9)%

Exhibit 99.1

NeoPhotonics Corporation
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited) (Continued)
(In thousands, except percentages and per share data)

	Three Months Ended
	Mar. 31, 2022	Dec. 31, 2021	Mar. 31, 2021
NON-GAAP NET INCOME (LOSS):
GAAP net loss	$(3,303)	$(10,735)	$(10,692)
Stock-based compensation expense	2,615	3,182	3,277
Amortization of purchased intangible assets	8	154	185
Depreciation of acquisition-related fixed asset step-up	17	18	19
Acquisition and asset sale related costs	905	3,578	163
Retention costs related to acquisition	1,451	—	—
End-of-life related inventory write-down	—	—	(577)
Accelerated depreciation	—	174	174
Restructuring charges (recoveries)	(18)	62	—
Asset impairment charges	413	—	—
Facility shut down related costs	300	—	—
Litigation settlements	49	240	—
Gain on asset sale	(114)	(58)	—
Income tax effect of Non-GAAP adjustments	—	(4)	(2)
Non-GAAP net income (loss)	$2,323	$(3,389)	$(7,453)
Non-GAAP net income (loss) as a % of revenue	2.6%	(4.2)%	(12.2)%

ADJUSTED EBITDA:
GAAP net loss	$(3,303)	$(10,735)	$(10,692)
Stock-based compensation expense	2,615	3,182	3,277
Amortization of purchased intangible assets	8	154	185
Depreciation of acquisition-related fixed asset step-up	17	18	19
Acquisition and asset sale related costs	905	3,578	163
Retention costs related to acquisition	1,451	—	—
End-of-life related inventory write-down	—	—	(577)
Accelerated depreciation	—	174	174
Restructuring charges (recoveries)	(18)	62	—
Asset impairment charges	413	—	—
Facility shut down related costs	300	—	—
Litigation settlements	49	240	—
Gain on asset sale	(114)	(58)	—
Interest expense, net	284	245	122
Income tax provision	572	429	632
Depreciation expense	4,035	4,979	6,003
Adjusted EBITDA	$7,214	$2,268	$(694)
Adjusted EBITDA as a % of revenue	8.1%	2.8%	(1.1)%

BASIC AND DILUTED NET INCOME (LOSS) PER SHARE:
GAAP basic net loss per share	$(0.06)	$(0.20)	$(0.21)
GAAP diluted net loss per share	$(0.06)	$(0.20)	$(0.21)

Exhibit 99.1

Non-GAAP basic net income (loss) per share	$0.04	$(0.06)	$(0.15)
Non-GAAP diluted net income (loss) per share	$0.04	$(0.06)	$(0.15)

SHARES USED TO COMPUTE GAAP AND NON-GAAP BASIC NET INCOME (LOSS) PER SHARE	53,146	52,895	50,717
SHARES USED TO COMPUTE GAAP DILUTED NET INCOME (LOSS) PER SHARE	53,146	52,895	50,717
SHARES USED TO COMPUTE NON-GAAP DILUTED NET INCOME (LOSS) PER SHARE	57,344	52,895	50,717

Exhibit 99.1
Contacts
NeoPhotonics Corporation
Beth Eby, Chief Financial Officer
+1-408-895-6086
ir@neophotonics.com

Sapphire Investor Relations, LLC
Erica Mannion, Investor Relations
+1-617-542-6180
ir@neophotonics.com